Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i)to agree with McDonald’s on a restaurant opening plan and a reinvestment plan for each three-year period and pay an initial franchise fee for each new restaurant opened;
(ii)to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, during the first 10 years, substantially consistent with market. This percentage increases to 6% and 7% for the subsequent two 5-year periods of the agreement. Nevertheless, on occasions McDonald’s provides support in royalties in order to encourage the Company´s growth plan;
(iii)to commit to funding a specified Strategic Marketing Plan; that includes the expenditure of 5% of the Company gross sales on Advertising and Promotion activities.
(iv)to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located; and
(v)to maintain a minimum fixed charge coverage ratio (as defined therein) at least equal to 1.50 as well as a maximum leverage ratio (as defined therein) of 4.25.

As a consequence of the negative impacts of the spread of COVID-19 on the Company’s operations, during 2020, McDonald’s granted the Company a deferral of all the royalty payments due related to sales in March, April, May, June and July 2020 until the first half of 2021; a reduction in the advertising and promotion spending requirements from 5% to 4% for the annual period 2020 and the withdrawal of the previously-approved 2020-2022 restaurant opening plan and reinvestment plan, agreeing in place of this obligation a plan for 2021 only. In addition, McDonald’s provided the Company with a growth support which is expected to result in a consolidated royalty effective rate of about 5.3% in 2021.

For the three-month periods ended from March 31, 2020 to December 31, 2020, the Company was not in compliance with the ratio requirements mentioned in point (v) above. The ratios for the period mentioned, were as follows:
Commitments (continued)

	Fixed Charge Coverage Ratio	Leverage Ratio
March 31, 2020	1.74	4.15
June 30, 2020	1.35	5.37
September 30, 2020	1.15	6.31
December 31, 2020	0.96	7.71

However, McDonald’s Corporation granted the Company limited waivers from June 30, 2020 through and including December 31, 2021, during which time the Company is not required to comply with the financial ratios set forth in the MFA. After December 31, 2021, if the Company remains non-compliant with the financial requirements and is unable to obtain an extension of the waiver or to comply with the original commitments under the MFA, it could be in material breach. A breach of the MFA would give McDonald’s Corporation certain rights, including the ability to acquire all or portions of the business. Notwithstanding the foregoing, the Company does not expect any material adverse effect to its business, results of operations, financial condition or cash flows as a result of this situation.

In addition, ADBV maintains standby letters of credit with an aggregate drawing amount of $80 million in favor of McDonald’s Corporation as collateral for the obligations assumed under the MFAs. The letters of credit were issued by Credit Suisse amounting to $45 million, Itaú Unibanco S.A. (Itaú) amounting to $15 million and JPMorgan amounting to $20 million. They can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these financial statements. The letters of credit contain a limited number of customary affirmative and negative covenants, including a maximum indebtedness to EBITDA ratio of 4.0 for Credit Suisse and Itaú letters and 4.5 for JPMorgan letter. As of December 31, 2020, ADBV was not in compliance with these ratios. However, ADBV received waivers from each of its lenders under these letters of credit if any event of default occurs for compliance with the applicable ratios. If ADBV is unable to comply with the conditions of the waivers or to obtain further waivers for future non-compliance with any terms of the letters of credit and its lenders terminate the letters of credit, we would be in breach of our obligations under the MFAs, if ADBV cannot replace the instrument or use cash as collateral.

Provision for contingencies

The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. At December 31, 2020 and 2019, the Company maintains a provision for contingencies, net of judicial deposits, amounting to $26,948 and $26,158, respectively, presented as follow: $2,024 and $2,035 as a current liability and $24,924 and $24,123 as a non-current liability, respectively. The breakdown of the provision for contingencies is as follows:
Provision for contingencies (continued)

Description	Balance at beginning of period	Accruals, net	Settlements	Reclassifications and increase of judicial deposits	Translation	Balance at end of period
Year ended December 31, 2020:
Tax contingencies in Brazil (i)	$10,595	$2,040	$—	$435	$(2,408)	$10,662
Labor contingencies in Brazil (ii)	16,839	12,087	(10,499)	—	(3,913)	14,514
Other (iii)	11,404	1,203	(1,421)	—	(1,279)	9,907
Subtotal	38,838	15,330	(11,920)	435	(7,600)	35,083
Judicial deposits (iv)	(12,680)	—	—	1,626	2,919	(8,135)
Provision for contingencies	$26,158	$15,330	$(11,920)	$2,061	$(4,681)	$26,948

Year ended December 31, 2019:
Tax contingencies in Brazil (i)	$9,497	$1,455	$—	$—	$(357)	$10,595
Labor contingencies in Brazil (ii)	21,108	12,916	(16,068)	—	(1,117)	16,839
Other (iii)	11,462	3,070	(1,700)	—	(1,428)	11,404
Subtotal	42,067	17,441	(17,768)	—	(2,902)	38,838
Judicial deposits (iv)	(13,558)	—	—	354	524	(12,680)
Provision for contingencies	$28,509	$17,441	$(17,768)	$354	$(2,378)	$26,158

Year ended December 31, 2018:
Tax contingencies in Brazil (i)	$9,324	$1,805	$—	$—	$(1,632)	$9,497
Labor contingencies in Brazil (ii)	21,061	20,785	(17,718)	—	(3,020)	21,108
Other (iii)	15,646	1,405	(1,984)	—	(3,605)	11,462
Subtotal	46,031	23,995	(19,702)	—	(8,257)	42,067
Judicial deposits (iv)	(18,075)	—	—	1,843	2,674	(13,558)
Provision for contingencies	$27,956	$23,995	$(19,702)	$1,843	$(5,583)	$28,509

(i)In 2020, 2019 and 2018, it includes mainly CIDE.
(ii)It primarily relates to dismissals in the normal course of business.
(iii)It relates to tax and labor contingencies in other countries and civil contingencies in all the countries.
(iv)It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil.

As of December 31, 2020, there are certain matters related to the interpretation of tax, labor and civil laws for which there is a possibility that a loss may have been incurred in accordance with ASC 450-20-50-4 within a range of $226 million and $249 million.

During previous years, there was a lawsuit filed by several Puerto Rican franchisees against McDonald’s Corporation and certain subsidiaries purchased by the Company during the acquisition of the LatAm business (“the Puerto Rican franchisees lawsuit”). The claim sought declaratory judgment and damages in the aggregate amount of $66.7 million plus plaintiffs’ attorney fees. During the years the lawsuit was in force, the Company believed that the probability of loss was remote. On December 28, 2019 and March 31, 2020, the Company reached confidential settlement agreements with Puerto Rican franchisees finalizing all controversies and disputes among the parties. All corresponding judicial documentation was filed to end the proceedings and the case was successfully dismissed by the Court, finalizing all controversies and disputes among the parties.
Provision for contingencies (continued)

Additionally, during 2014, another franchisee filed a complaint (“the related Puerto Rican franchisee lawsuit”) against the Company and McDonald’s USA, LLC (a wholly owned subsidiary of McDonald’s Corporation), asserting a very similar claim to the one filed in the Puerto Rican franchisees lawsuit. The claim sought declaratory judgment and damages in the amount of $30 million plus plaintiffs’ attorney fees. During December 2019, the franchisee reached a Confidential Settlement Agreement with the Company finalizing all controversies and disputes among them.

Furthermore, the Puerto Rico Owner Operator’s Association (“PROA”), an association integrated by the Company’s franchisees that met periodically to coordinate the development of promotional and marketing campaigns (an association that at the time of the claim was formed solely by franchisees that are plaintiffs in the Puerto Rican franchisees lawsuit), filed a third party complaint and counterclaim (“the PROA claim”) against the Company and other third party defendants, in the amount of $31 million. During the years the lawsuit was in force, the Company believed that the probability of loss was remote. On December 28, 2019 and March 31, 2020 the Company reached confidential settlement agreements with Puerto Rican franchisees, sole members of PROA, finalizing all controversies and disputes among the parties. All corresponding judicial documentation was filed to end this proceeding and the case was successfully dismissed by the Court.
Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald’s Corporation indemnifies the Company for certain Brazilian claim. At December 31, 2020, the provision for contingencies includes $1,259 ($1,612 at December 31, 2019), related to this claim. As a result, the Company has recorded a non-current asset in respect of McDonald’s Corporation’s indemnity in the consolidated balance sheet.